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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 2 ON
                                   FORM 8-K/A
                                       TO
                           CURRENT REPORT ON FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 30, 1999


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)



                                   ----------


          Delaware                   0-19771                    22-2786081
(State or Other Jurisdiction  (Commission file Number)        (IRS Employer
      of Incorporation)                                     Identification No.)



   200 Route 17, Mahwah, New Jersey                           07430
 (Address of Principal Executive Offices)                   (Zip Code)



        Registrant's telephone number, including area code (201) 529-2026

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


     This Amendment No. 2 on Form 8-K/A amends "Item 7(b) Pro Forma Financial Information" of the Registrant's Report on Form 8-K filed on September 9, 1999 reporting the acquisition ("Acquisition") by the Registrant's Comverge Technologies, Inc. subsidiary of assets of the Control Systems Business Unit of Scientific-Atlanta, Inc., as amended by Amendment No. 1 filed on November 12, 1999. The amendment reflects certain corrections and certain modifications to the presentation of such pro forma financial information.


Item 7. Financial Statements and Exhibits.

(b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated statements of operations of the Registrant for the year ended December 31, 1998 and the six months ended June 30, 1999 assume the Acquisition occurred on January 1, 1998. The following unaudited condensed consolidated pro forma balance sheet as of June 30, 1999 assumes that the Acquisition occurred on June 30, 1999.

     The unaudited pro forma condensed consolidated financial statements presented herein are based on the historical financial statements of the Registrant included with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 and the Registrant's Quarterly Reports on Form 10-Q for the six months ended June 30, 1999 as filed with the Securities and Exchange Commission and should be read in conjunction therewith. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

     Such statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the Acquisition had occurred on the date specified, nor are they indicative of the Registrant's future operating results.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                      (in thousands, except per share data)

                                                                        Acquisition of        Pro Forma
                                                          Historical    Control Systems      Adjustments        Pro Forma
                                                          ----------    ---------------      -----------        ---------
Assets
Current assets:
  Cash and cash equivalents                             $         969                                         $         969
  Trade accounts receivable, net                                7,255                                                 7,255
  Inventory                                                       581   $       1,862                                 2,443
  Other current assets                                          1,098                                                 1,098
                                                        --------------  --------------                        --------------

     Total current assets                                       9,903           1,862                                11,765
                                                        --------------  --------------                        --------------

Investments                                                    50,967                                                50,967
                                                        --------------                                        --------------

Property and equipment, net                                     1,499           1,810                                 3,309
                                                        --------------  --------------                        --------------

Other assets                                                    3,601             509                                 4,110
                                                        --------------  --------------                        --------------

                                                        $      65,970   $       4,181                         $      70,151
                                                        ==============  ==============                       ===============

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable, accrued expenses
     and short-term debt                                $       8,209   $       3,431    (1)                  $      11,640
  Other current liabilities                                       980             750    (2)                          1,730
                                                        --------------  --------------                        --------------

     Total current liabilities                                  9,189           4,181                                13,370
                                                        --------------  --------------                        --------------

Long-term liabilities                                             554                                                   554
                                                        --------------                                        --------------

Minority interests                                             22,535                                                22,535
                                                        --------------                                        --------------

Shareholders' equity:
  Common stock -- $.01 par value per share:
     Authorized 20,000 shares; Issued 7,923 shares                 79                                                    79
  Additional paid-in capital                                   35,024                             (3)                35,027
  Retained earnings                                               954                                                   954
                                                        --------------                                        --------------

                                                               36,057                                                36,060
  Treasury stock, at cost -- 490 shares                        (2,365)                                               (2,365)
                                                        --------------                                        --------------

     Total shareholders' equity                                33,692                                                33,695
                                                        --------------  --------------                        --------------

     Total liabilities and shareholders' equity         $      65,970   $       4,181                         $      70,154
                                                        ==============  ==============                        ==============


See referenced notes attached.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                      (in thousands, except per share data)

                                                                      Acquisition of      Pro Forma
                                                         Historical   Control Systems    Adjustments        Pro Forma
                                                         ----------   ---------------    -------------      ---------
Sales:
  Products                                              $      2,419   $     4,137                      $      6,556
  Services                                                     5,257                                           5,257
                                                        -------------  ------------                     -------------

                                                               7,676         4,137                            11,813
                                                        -------------  ------------                     -------------
Cost of sales:
  Products                                                     2,032         4,378                             6,410
  Services                                                     3,878                                           3,878
                                                        -------------  ------------                     -------------

                                                               5,910         4,378                            10,288
                                                        -------------  ------------                     -------------

       Gross profit                                            1,766          (241)                            1,525

Research and development expenses                                309             8                               317
Selling, general and administrative expenses                   2,790           976       $  190 (4)            3,956
                                                        -------------  ------------                     -------------

       Operating loss                                         (1,333)       (1,225)                           (2,748)

Other expenses, net                                               13            18          181 (5)              212
                                                        -------------  ------------                     -------------

        Loss before income taxes                              (1,346)       (1,243)                           (2,960)
Provision for income taxes                                        37                            (6)               37
                                                        -------------  ------------                     -------------
       Loss after income taxes                                (1,383)       (1,243)                           (2,997)

Minority interests                                                18                                              18
Loss in affiliates, net of minority interests                 (1,513)                                         (1,513)
                                                        -------------  ------------      -------        -------------

       Net loss                                         $     (2,878)  $    (1,243)      $  371         $     (4,492)
                                                        =============  ============      =======        =============



Basic and diluted net loss per share                    $      (0.39)                                   $      (0.60)
                                                        =============                                   =============

Weighted average number of shares
  outstanding (in thousands)                                   7,433                                           7,433
                                                        =============                                   =============


See referenced notes attached.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                      (in thousands, except per share data)

                                                                     Acquisition of       Pro Forma
                                                         Historical  Control Systems     Adjustments      Pro Forma
                                                         ----------  ---------------     -----------      ---------
Sales:
  Products                                              $    18,062   $      11,351                      $    29,413
  Services                                                   19,433                                           19,433
                                                        ------------  --------------                     ------------

                                                             37,495          11,351                           48,846
                                                        ------------  --------------                     ------------
Cost of sales:
  Products                                                   14,306          11,903                           26,209
  Services                                                   14,869                                           14,869
                                                        ------------  --------------                     ------------

                                                             29,175          11,903                           41,078
                                                        ------------  --------------                     ------------

       Gross profit                                           8,320            (552)                           7,768

Research and development expenses                             1,605           2,590                            4,195
Selling, general and administrative expenses                 14,303           2,831       $    379 (4)        17,513
                                                        ------------  --------------                     ------------

       Operating loss                                        (7,588)         (5,973)                         (13,940)

Gain on sale of division                                      5,998                                            5,998
Loss from contingent performance
  of bank guarantees for affiliate                           (1,135)                                          (1,135)
Unrealized loss from writedown of investment                 (6,103)                                          (6,103)
Other expenses, net                                          (1,102)             (4)           658 (5)        (1,764)
                                                        ------------  --------------                     ------------

        Loss before income taxes                             (9,930)         (5,977)                         (16,944)
Provision for income taxes                                       35                                (6)            35
                                                        ------------  --------------                     ------------

       Loss after income taxes                               (9,965)         (5,977)                         (16,979)

Minority interests                                              929                                              929
Loss in affiliates, net of minority interests                (3,908)                                          (3,908)
                                                        ------------  --------------      --------       ------------

       Net loss                                         $   (12,944)  $      (5,977)      $  1,037       $   (19,958)
                                                        ============  ==============      ========       ============

Basic net loss per share                                $     (1.75)                                     $     (2.70)
                                                        ============                                     ============

Weighted average number of shares
  outstanding (in thousands)                                  7,391                                            7,391
                                                        ============                                     ============

See referenced notes attached.

                 DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (dollars in thousands)


                     Notes to Pro Forma Financial Statements

(1)  Increase  in  short  term  bank  debt  and  accounts   payable  to  finance
     Acquisition.

(2)  Balance due to seller.

(3) The $318 value attributed to the warrants issued to lender for nominal consideration in connection with loan to finance Acquisition will be amortized to paid-in-capital over the term of the loan.

(4) Depreciation and amortization of tangible and intangible assets assumes Acquisition occurred on January 1, 1998.

(5) Finance expense on loan to finance Acquisition assumed taken on January 1, 1998. Finance expense for the year ended December 31, 1998 includes $318 of amortization of deferred interest expense associated with the issuance of the warrants referred to in Note 3.

(6) As the Registrant establishes a valuation allowance against all deferred tax assets, no adjustment has been made to reflect any deferred tax benefit associated with the losses of the acquired business.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on December 14, 1999.

                                    DATA SYSTEMS & SOFTWARE INC.



                                    BY:           /s/ GEORGE MORGENSTERN
                                                      GEORGE MORGENSTERN
                                        Chairman of the Board, President
                                             and Chief Executive Officer